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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 30, 2001


                              iSTAR FINANCIAL INC.
       (Exact Name of Registrant as Specified in its Declaration of Trust)


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         Maryland               1-10150                    95-6881527
     (State or Other          (Commission                 (IRS Employer
     Jurisdiction of          File Number)             Identification No.)
      Incorporation)
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                     1114 Avenue of the Americas, 27th Floor
                            New York, New York 10036
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (212) 930-9400
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-32946, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

Exhibit
Number      Exhibit
------      -------

 1.1        Purchase Agreement dated October 30, 2001.

 5.1        Opinion of Clifford Chance Rogers & Wells LLP.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          iSTAR FINANCIAL INC.



Date:    November 5, 2001              By:  /s/ Spencer B. Haber
                                          ----------------------
                                          Spencer B. Haber
                                          President and Chief Financial Officer




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